UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 7, 2006 - March 1, 2006
(Date of Report - Date of earliest event reported)

TRONOX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32669	20-2868245
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

(405) 775-5000
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 1, 2006, the Executive Compensation Committee of the Board of Directors of Tronox Incorporated approved awards for the Company’s executive officers under the Annual Incentive Compensation Plan and the Short Term Incentive plans in place for the 2005 performance year.

Attached hereto as Exhibit 10.1 are the Short Term Incentive awards for Thomas W. Adams, Chief Executive Officer; Mary Mikkelson, Senior Vice President and Chief Financial Officer; Roger G. Addison, Vice President, General Counsel and Secretary; Marty J. Rowland, Chief Operating Officer; Robert Y. Brown, III, Vice President, Strategic Planning and Development; and Kelly A. Green, Vice President, Market Management.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits 10.1 2005 Short Term Incentive plan awards

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED

	By:	(Roger G. Addison)
Roger G. Addison
Vice President, General Counsel and Secretary

Dated: March 7, 2006